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                                                                    Exhibit 23.8

                       CONSENT TO BE NAMED AS A TRUSTEE



     I, Kenneth N. Stensby, hereby consent to be nominated as a trustee of ProLogis Trust and to be named as such in Registration Statement on Form S-4 (File No. 333-69001) of ProLogis Trust filed with the Securities and Exchange Commission.




Dated: February 24, 1999                            /s/ Kenneth N. Stensby
                                                    --------------------------
                                                    Kenneth N. Stensby